Exhibit 99.2

The	Supplementary	March 31, 2009
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
Beginning in the third quarter of 2008, the “net losses paid” and “increase (decrease) in outstanding losses” amounts in the property and casualty underwriting results reflect the impact of foreign currency fluctuations differently than in the past.
The property and casualty underwriting results for 2008 that follow this page reflect modification to previously reported net losses paid and increase (decrease) in outstanding losses. Since net losses paid and increase (decrease) in outstanding losses for each line of business and in total have been modified by offsetting amounts, incurred losses for each line of business and in total are unchanged.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
MARCH 31, 2009

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results	6-10

Definitions of Key Terms	11-12

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(dollars in millions, except per share amounts)

	Mar. 31		Dec. 31
	2009		2008
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,558	7%	$2,478	7%
Fixed Maturities
Tax Exempt	18,804	48	18,345	47
Taxable	14,634	37	14,410	37
Equity Securities	1,340	3	1,479	4
Other Invested Assets	1,795	5	2,026	5

Total Invested Assets	$39,131	100%	$38,738	100%

Unrealized Appreciation (Depreciation) of Investments
Fixed Maturities	$420		$(136)
Equity Securities	(137)		(84)

	283		(220)
Deferred Income Tax Liability (Asset)	99		(77)

	$184		$(143)

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	13,804		13,432

Total Capitalization	$17,779		$17,407

Debt as a Percentage of Total Capitalization	22.4%		22.8%

Actual Common Shares Outstanding	352.1		352.3

Book Value Per Common Share	$39.20		$38.13

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$38.43		$38.38

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Three Months	From
	Ended	December 2005
	March 31, 2009	to March 31, 2009
Cost of Shares Repurchased	$74	$4,961
Average Cost Per Share	$40.87	$50.61
Shares Repurchased	1,804,500	98,020,600
In December 2005 and December 2006, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in 2006. In December 2007, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under these share repurchase authorizations.
In December 2008, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of March 31, 2009, 17,979,400 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2009	2008	2009	2008
	(in millions)
Short Term Investments	$1,299	$1,602	$1,299	$1,602
Taxable Fixed Maturities	1,038	774	1,056	780
Equity Securities	436	451	478	504

TOTAL	$2,773	$2,827	$2,833	$2,886

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2009	2008	2009	2008
	(in millions)
Short Term Investments	$1,259	$876	$1,259	$876
Fixed Maturities
Tax Exempt	18,378	18,299	18,804	18,345
Taxable	13,602	13,818	13,578	13,630
Equity Securities	1,041	1,112	862	975
Other Invested Assets	1,795	2,026	1,795	2,026

TOTAL	$36,075	$36,131	$36,298	$35,852

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets, which include private equity limited partnerships, are carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Three Months Ended
	March 31
	2009	2008
	(in millions)
CORPORATE INVESTMENT INCOME	$9	$13

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$186	$185
Taxable Interest	114	127
Other	11	20
Investment Expenses	(5)	(5)

TOTAL	$306	$327

Effective Tax Rate	19.3%	20.2%

After-Tax Annualized Yield	3.41%	3.50%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31	Dec. 31	Mar. 31
	2009	2008	2008
	(in millions)
Estimated Statutory Policyholders’ Surplus	$12,500	$12,311	$13,330
Rolling Year Statutory Net Premiums Written	$11,565	$11,759	$11,910
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.93:1	0.96:1	0.89:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
THREE MONTHS ENDED MARCH 31, 2009

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	3/31/09	12/31/08	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance

Automobile	$383	$391	$(8)	$(8)	$—
Homeowners	677	715	(38)	(9)	(29)
Other	821	815	6	21	(15)

Total Personal	1,881	1,921	(40)	4	(44)

Commercial Insurance

Multiple Peril	1,569	1,586	(17)	9	(26)
Casualty	5,713	5,660	53	15	38
Workers’ Compensation	2,018	1,982	36	33	3
Property and Marine	789	839	(50)	(8)	(42)

Total Commercial	10,089	10,067	22	49	(27)

Specialty Insurance

Professional Liability	7,166	7,175	(9)	35	(44)
Surety	62	68	(6)	—	(6)

Total Specialty	7,228	7,243	(15)	35	(50)

Total Insurance	19,198	19,231	(33)	88	(121)

Reinsurance Assumed	874	924	(50)	(33)	(17)

Total	$20,072	$20,155	$(83)	$55	$(138)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$131	$142	$514	$539	$198	$196	$843	$877
Decrease (Increase) in Unearned Premiums	9	14	80	70	(25)	(21)	64	63

Net Premiums Earned	140	156	594	609	173	175	907	940

Net Losses Paid	85	104	348	268	101	83	534	455
Increase (Decrease) in Outstanding Losses	(1)	(6)	(30)	12	16	26	(15)	32

Net Losses Incurred	84	98	318	280	117	109	519	487

Expenses Incurred	39	43	178	184	59	62	276	289

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$17	$15	$98	$145	$(3)	$4	$112	$164

Ratios After Dividends to Policyholders:

Loss	60.0%	62.8%	53.6%	46.0%	67.6%	62.3%	57.2%	51.8%
Expense	29.8	30.3	34.6	34.1	29.8	31.6	32.8	33.0

Combined	89.8%	93.1%	88.2%	80.1%	97.4%	93.9%	90.0%	84.8%

Premiums Written as a % of Total	4.8%	4.8%	18.7%	18.4%	7.2%	6.7%	30.7%	29.9%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$269	$295	$409	$460	$236	$248	$346	$337	$1,260	$1,340
Decrease (Increase) in Unearned Premiums	24	23	(12)	(25)	(30)	(31)	(44)	(41)	(62)	(74)

Net Premiums Earned	293	318	397	435	206	217	302	296	1,198	1,266

Net Losses Paid	151	140	196	162	89	99	182	154	618	555
Increase (Decrease) in Outstanding Losses	(10)	(5)	101	118	42	28	(39)	18	94	159

Net Losses Incurred	141	135	297	280	131	127	143	172	712	714

Expenses Incurred	101	106	114	129	51	53	116	118	382	406

Dividends Incurred	—	—	—	—	6	8	—	—	6	8

Statutory Underwriting Income (Loss)	$51	$77	$(14)	$26	$18	$29	$43	$6	$98	$138

Ratios After Dividends to Policyholders:

Loss	48.1%	42.5%	74.8%	64.4%	65.5%	60.8%	47.4%	58.1%	59.7%	56.7%
Expense	37.6	35.9	27.9	28.0	22.2	22.1	33.5	35.0	30.5	30.5

Combined	85.7%	78.4%	102.7%	92.4%	87.7%	82.9%	80.9%	93.1%	90.2%	87.2%

Premiums Written as a % of Total	9.8%	10.0%	14.9%	15.7%	8.6%	8.4%	12.6%	11.5%	45.9%	45.6%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$553	$604	$77	$99	$630	$703
Decrease (Increase) in Unearned Premiums	64	64	7	(17)	71	47

Net Premiums Earned	617	668	84	82	701	750

Net Losses Paid	307	362	8	12	315	374
Increase (Decrease) in Outstanding Losses	82	19	(5)	(11)	77	8

Net Losses Incurred	389	381	3	1	392	382

Expenses Incurred	156	161	26	29	182	190

Dividends Incurred	—	—	2	1	2	1

Statutory Underwriting Income (Loss)	$72	$126	$53	$51	$125	$177

Ratios After Dividends to Policyholders:

Loss	63.1%	57.0%	3.6%	1.2%	56.1%	51.0%
Expense	28.2	26.7	34.7	29.6	29.0	27.1

Combined	91.3%	83.7%	38.3%	30.8%	85.1%	78.1%

Premiums Written as a % of Total	20.2%	20.6%	2.8%	3.4%	23.0%	24.0%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Total		Reinsurance			Worldwide
	Insurance		Assumed			Total
	2009	2008	2009	2008		2009	2008
Net Premiums Written	$2,733	$2,920	$10	$16		$2,743	$2,936
Decrease (Increase) in Unearned Premiums	73	36	10	4		83	40

Net Premiums Earned	2,806	2,956	20	20		2,826	2,976

Net Losses Paid	1,467	1,384	42	32		1,509	1,416
Increase (Decrease) in Outstanding Losses	156	199	(50)	(31)		106	168

Net Losses Incurred	1,623	1,583	(8)	1		1,615	1,584

Expenses Incurred	840	885	3	9		843	894

Dividends Incurred	8	9	—	—		8	9

Statutory Underwriting Income (Loss)	$335	$479	$25	$10		360	489

Increase in Deferred Acquisition Costs						16	13

GAAP Underwriting Income						$376	$502

Ratios After Dividends to Policyholders:

Loss	58.0%	53.7%	* %	*	%	57.3%	53.4%
Expense	30.8	30.4	*	*		30.8	30.5

Combined	88.8%	84.1%	* %	*	%	88.1%	83.9%

Premiums Written as a % of Total	99.6%	99.5%	0.4%	0.5%		100.0%	100.0%

*   Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$2,037	$2,135	$706	$801	$2,743	$2,936
Decrease (Increase) in Unearned Premiums	190	132	(107)	(92)	83	40

Net Premiums Earned	2,227	2,267	599	709	2,826	2,976

Net Losses Paid	1,248	1,140	261	276	1,509	1,416
Increase (Decrease) in Outstanding Losses	29	110	77	58	106	168

Net Losses Incurred	1,277	1,250	338	334	1,615	1,584

Expenses Incurred	600	614	243	280	843	894

Dividends Incurred	8	9	—	—	8	9

Statutory Underwriting Income (Loss)	$342	$394	$18	$95	360	489

Increase in Deferred Acquisition Costs					16	13

GAAP Underwriting Income					$376	$502

Ratios After Dividends to Policyholders:

Loss	57.5%	55.4%	56.4%	47.1%	57.3%	53.4%
Expense	29.6	28.9	34.4	35.0	30.8	30.5

Combined	87.1%	84.3%	90.8%	82.1%	88.1%	83.9%

Premiums Written as a % of Total	74.3%	72.7%	25.7%	27.3%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consistof four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss)determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations.It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Return on Equity
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the current quarter-end, prior year-end and interim quarter-end balances. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.